UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 OR 15(d) of
               The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):
                          February 17, 2005


                       BayCorp Holdings, Ltd.
        ----------------------------------------------------
       (Exact name of registrant as specified in its charter)


                              Delaware
        ----------------------------------------------------
           (State or other jurisdiction of incorporation)


                1-12527                       02-0488443
     ----------------------------     -------------------------
        Commission File Number              (IRS Employer
                                         Identification No.)


        1 New Hampshire Avenue
               Suite 125                        03801
       Portsmouth, New Hampshire          -----------------
      --------------------------              (Zip Code)
         (Address of principal
          executive offices)



         Registrant's telephone number, including area code:
                           (603) 766-4990


                                 N/A
            --------------------------------------------
     Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 17, 2005 BayCorp Holdings, Ltd. issued a press release reporting its financial results for the fourth quarter ended December 31, 2004.

The information furnished pursuant to this Item 2.02, including
Exhibit 99, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is furnished as part of this report:

  Exhibit 99 Press release dated February 17, 2005 reporting the financial results of BayCorp Holdings, Ltd.
                 for the fourth quarter ended December 31, 2004.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                       BAYCORP HOLDINGS, LTD.



FEBRUARY 22, 2005      By:  /s/ Frank W. Getman Jr.
                          -------------------------
                          Frank W. Getman Jr.
                          President and Chief Executive Officer

                          EXHIBIT INDEX


Exhibit
Number      Description

99 Press release dated February 17, 2005 reporting the financial results of BayCorp Holdings, Ltd. for the fourth quarter ended December 31, 2004.